CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of The Arbor Fund (the "Fund"), with respect to the Form N-CSR for the period ended July 31, 2003 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

       1.     such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2.     the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 24, 2003

/s/ James R. Foggo
James R. Foggo
President

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

       The undersigned, the Chief Financial Officer of The Arbor Fund (the "Fund"), with respect to the Form N-CSR for the period ended July 31, 2003 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

       1.        such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2.        the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 24, 2003

/s/ Peter J. Golden
Peter J. Golden
Controller and Chief Financial Officer